                                                                    EXHIBIT 99.n

                            FINANCIAL STATEMENTS AND
                          INDEPENDENT AUDITORS' REPORT

                            CRICO OF FOUNTAIN PLACE
                              LIMITED PARTNERSHIP

                               DECEMBER 31, 1994

                  CRICO of Fountain Place Limited Partnership

                               TABLE OF CONTENTS



                                                            PAGE


INDEPENDENT AUDITORS' REPORT                                   3


FINANCIAL STATEMENTS


     STATEMENT OF ASSETS AND LIABILITIES - INCOME TAX
       BASIS                                                   5


     STATEMENT OF PROFIT AND LOSS - INCOME TAX BASIS           6


     STATEMENT OF PARTNERS' DEFICIT - INCOME TAX BASIS         8


     STATEMENT OF CASH FLOWS - INCOME TAX BASIS                9


     NOTES TO FINANCIAL STATEMENTS                            10

                    [LETTERHEAD REZNICK FEDDER & SILVERMAN]


                          INDEPENDENT AUDITORS' REPORT

To the Partners
CRICO of Fountain Place
  Limited Partnership

     We have audited the accompanying statement of assets and liabilities - income tax basis of CRICO of Fountain Place Limited Partnership as of December 31, 1994, and the related statements of profit and loss - income tax basis, partners' deficit - income tax basis and cash flows - income tax basis for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     As described in note A, these financial statements were prepared on the basis of accounting the partnership uses for income tax purposes, which is a comprehensive basis of accounting other than generally accepted accounting principles.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the assets and liabilities of CRICO of Fountain Place Limited Partnership as of December 31, 1994, and its profit and loss, changes in partners' deficit and cash flows for the year then ended, on the basis of accounting described in note A.

            [BOTTOM PART OF LETTERHEAD REZNICK FEDDER & SILVERMAN]

     As discussed in note B, the partnership was in default with regard to the mortgage loan agreement due to its inability to generate sufficient cash flow to meet its contractual obligations. The partnership's lender, an affiliated entity, has represented that it will not foreclose on the partnership's defaulted loan prior to January 2, 1996. While the lender has no immediate plans to foreclose on the property subsequent to that date, the partnership does not expect to be able to cure the default at that time. Therefore, there can be no assurance that the lender will not execute its rights under the loan agreement subsequent to that date.

                                            /s/ Reznick Fedder & Silverman



Bethesda, Maryland
January 4, 1995

                  CRICO of Fountain Place Limited Partnership

             STATEMENT OF ASSETS AND LIABILITIES - INCOME TAX BASIS

                               December 31, 1994


                               ASSETS


INVESTMENT IN REAL ESTATE
  Building                                           $17,179,859
  Personal property                                    1,088,596
                                                     -----------
                                                      18,268,455

  Less accumulated depreciation                        3,219,063
                                                     -----------

                                                      15,049,392
  Land                                                 1,515,239
                                                     -----------

                                                      16,564,631

  Tenants' security deposits, separately
    held in an interest bearing account                  107,409
  Cash and investments held by bond
    servicer                                             522,275
  Favorable financing, less accumulated
    amortization of $1,048,360                         1,179,408
                                                     -----------

                                                      18,373,723

OTHER ASSETS
  Cash                                      $29,449
  Accounts receivable -
    tenants                                   8,257
  Subscriptions receivable                      100
  Utility deposits                              900
  Prepaid insurance                          27,258       65,964
                                            -------  -----------
                                                     $18,439,687
                                                      ==========
                                  LIABILITIES

  LIABILITIES APPLICABLE TO REAL
ESTATE
  Mortgage payable                                   $20,900,000
  Accrued interest payable -
    mortgage                                           4,494,367
                                                     -----------

                                                      25,394,367

  Tenants' security deposits                             107,344
  Accrued mortgage servicing                             522,503
  Accrued administration fee                              26,125
  Assessments payable                                     86,871
                                                     -----------
                                                      26,137,210

OTHER LIABILITY
 Accounts payable                                         19,745
                                                      ----------

        Total liabilities                             26,156,955



PARTNERS' DEFICIT                                     (7,717,268)
                                                      ----------

                                                     $18,439,687
                                                      ==========


                       See notes to financial statements

Statement of Profit and                           U.S. DEPARTMENT OF HOUSING
Loss - Income Tax Basis                           AND URBAN DEVELOPMENT
                                                  Office of Housing
                                                  Federal Housing Commissioner

                                                                          [LOGO]
                                  OMB  Approval  No.  2502-0052  (exp.  8/31/94)


Public Reporting Burden for this collection of information is estimated to average 1.0 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to the Reports Management Officer, Office of Information Policies and Systems, U.S. Department of Housing and Urban Development, Washington, D.C. 20410-3600, and to the Office of Management and Budget Paperwork Reduction Project (2502-0052), Washington, D.C. 20503. Do not send this completed form to either of these addresses.


----------------------------------------------------------------------------------------------------------------------------------
For Month/Period                       Project Number:                  Project Name: CRICO of Fountain
Beginning:  1/1/94   Ending: 12/31/94                                   Place Limited Partnership
----------------------------------------------------------------------------------------------------------------------------------
Part I                             DESCRIPTION OF ACCOUNT                 ACCOUNT NO.             AMOUNT*
----------------------------------------------------------------------------------------------------------------------------------
                             Apartments or Member Carrying                        5120         $   2,788,980
                             Charges (Coops)
                             -----------------------------------------------------------------------------------------------------
                             Tenant Assistance Payments                           5121         $
                             -----------------------------------------------------------------------------------------------------
RENTAL                       Furniture and Equipment                              5130         $       2,286
                             -----------------------------------------------------------------------------------------------------
INCOME                       Stores and Commercial                                5140         $
                             -----------------------------------------------------------------------------------------------------
5100                         Garage and Parking Spaces                            5170         $       3,356
                             -----------------------------------------------------------------------------------------------------
                             Flexible Subsidy Income                              5180         $
                             -----------------------------------------------------------------------------------------------------
                             Miscellaneous (Specify)                              5190         $      12,431
                             -----------------------------------------------------------------------------------------------------
                             TOTAL RENT REVENUE   Potential at 100% Occupancy                                     $      2,807,053
-----------------------------------------------------------------------------------------------------------------------------------

                             Apartments                                           5220         $(    199,395)
                             -----------------------------------------------------------------------------------------------------
                             Furniture and Equipment                              5230         $(           )
                             -----------------------------------------------------------------------------------------------------
VACANCIES                    Stores and Commercial                                5240         $(           )
                             -----------------------------------------------------------------------------------------------------
5200                         Garage and Parking Spaces                            5270         $(           )
                             -----------------------------------------------------------------------------------------------------
                             Miscellaneous (Specify)                              5290         $(           )
                             -----------------------------------------------------------------------------------------------------
                             TOTAL VACANCIES                                                                      $      (199,395)
                             -----------------------------------------------------------------------------------------------------
                             NET RENTAL REVENUE   Rent Revenue Less Vacancies                                     $     2,607,658
-----------------------------------------------------------------------------------------------------------------------------------

                             ELDERLY AND CONGREGATE SERVICES
                             INCOME-5300
                             TOTAL SERVICE INCOME (SCHEDULE                       5300         $                  $
                             ATTACHED)
                             -----------------------------------------------------------------------------------------------------
                             Interest Income-Project Operations                   5410         $      4,318
                             -----------------------------------------------------------------------------------------------------
FINANCIAL                    Income from                                          5430         $
                             Investments-Residential Receipts
                             -----------------------------------------------------------------------------------------------------

REVENUE                      Income from Investments-Reserve                      5440         $     12,183
                             for Replacement
                             -----------------------------------------------------------------------------------------------------
5400                         Income from                                          5490         $      6,380
                             Investments-Miscellaneous
                             -----------------------------------------------------------------------------------------------------
                             TOTAL FINANCIAL REVENUE                                                              $        22,881
-----------------------------------------------------------------------------------------------------------------------------------

                             Laundry and Vending                                  5910         $
                             -----------------------------------------------------------------------------------------------------
                             NSF and Late Charges                                 5920         $     5,930
                             -----------------------------------------------------------------------------------------------------
OTHER                        Damages and Cleaning Fees                            5930         $    21,213
                             -----------------------------------------------------------------------------------------------------
REVENUE                      Forfeited Tenant Security Deposits                   5940         $     7,884
                             -----------------------------------------------------------------------------------------------------
5900                         OTHER REVENUE (SPECIFY) See Note D                   5990         $    47,515

                             -----------------------------------------------------------------------------------------------------
                             TOTAL OTHER REVENUE                                                                  $        82,542
                             -----------------------------------------------------------------------------------------------------
                             TOTAL REVENUE                                                                        $     2,713,081
-----------------------------------------------------------------------------------------------------------------------------------

                             Advertising                                          6210         $    56,133
                             -----------------------------------------------------------------------------------------------------
                             Other Renting Expenses Concessions                   6250         $       800
                             -----------------------------------------------------------------------------------------------------
                             Office Salaries                                      6310         $    19,545
                             -----------------------------------------------------------------------------------------------------
                             Office Supplies                                      6311         $    16,310
                             -----------------------------------------------------------------------------------------------------
                             Office or Model Apartment Rent                       6312         $     5,790
                             -----------------------------------------------------------------------------------------------------
ADMINISTRATIVE               Management Fee                                       6320         $   100,932
                             -----------------------------------------------------------------------------------------------------
EXPENSES                     Manager or Superintendent Salaries                   6330         $    38,294
                             -----------------------------------------------------------------------------------------------------
6200/6300                    Manager or Superintendent Rent                       6331         $   103,271
                             Free Unit
                             -----------------------------------------------------------------------------------------------------
                             Legal Expenses (Project)                             6340         $     6,341
                             -----------------------------------------------------------------------------------------------------
                             Auditing Expenses (Project)                          6350         $     4,150
                             -----------------------------------------------------------------------------------------------------
                             Bookkeeping Fees/Accounting                          6351         $
                             Services
                             -----------------------------------------------------------------------------------------------------
                             Telephone and Answering Services                     6360         $    10,160
                             -----------------------------------------------------------------------------------------------------
                             Bad Debts                                            6370         $     3,450
                             -----------------------------------------------------------------------------------------------------
                             Misc Admin Expenses (Specify) See                    6390         $     1,277
                             Note D
                             -----------------------------------------------------------------------------------------------------
                             TOTAL ADMINISTRATIVE EXPENSES                                                        $       366,453
-----------------------------------------------------------------------------------------------------------------------------------

                             Fuel Oil/Coal                                        6420         $
                             -----------------------------------------------------------------------------------------------------
UTILITIES                    Electricity                                          6450         $    32,962
                             -----------------------------------------------------------------------------------------------------
EXPENSE                      Water                                                6451         $    49,838
                             -----------------------------------------------------------------------------------------------------
6400                         Gas                                                  6452         $    36,983
                             -----------------------------------------------------------------------------------------------------
                             Sewer                                                6453         $
                             TOTAL UTILITIES EXPENSE                                                              $       119,783
-----------------------------------------------------------------------------------------------------------------------------------

* All must be rounded to the nearest         Page 1 of 2    form HUD-92410 (7/91
  dollar, $.50 and over, round up- $.49                       ref Hanbook 4370
  and below round down.

-----------------------------------------------------------------------------------------------------------------------------------

                 Janitor and Cleaning Payroll                            6510  $    25,933
                 ------------------------------------------------------------------------------------------------------------------
                 Janitor and Cleaning Supplies                           6515  $    15,987
                 ------------------------------------------------------------------------------------------------------------------

                 Janitor and Cleaning Contract                           6517  $
                 ------------------------------------------------------------------------------------------------------------------
                 Exterminating Payroll/Contract                          6519  $        48
                 ------------------------------------------------------------------------------------------------------------------
                 Exterminating Supplies                                  6520  $
                 ------------------------------------------------------------------------------------------------------------------
                 Garbage and Trash Removal                               6525  $    32,218
                 ------------------------------------------------------------------------------------------------------------------
                 Security Payroll/Contract                               6530  $    14,898
                 ------------------------------------------------------------------------------------------------------------------
                 Grounds Payroll                                         6535  $     6,711
                 ------------------------------------------------------------------------------------------------------------------
                 Grounds Supplies                                        6536  $
                 ------------------------------------------------------------------------------------------------------------------
OPERATING AND    Grounds Contract                                        6537  $    10,959
                 ------------------------------------------------------------------------------------------------------------------
MAINTENANCE      Repairs Payroll                                         6540  $
                 ------------------------------------------------------------------------------------------------------------------
EXPENSES         Repairs Material                                        6541  $    12,666
                 ------------------------------------------------------------------------------------------------------------------
6500             Repairs Contract                                        6542  $    74,707
                 ------------------------------------------------------------------------------------------------------------------
                 Elevator Maintenance/Contract                           6545  $     7,880
                 ------------------------------------------------------------------------------------------------------------------
                 Heating/Cooling Repairs and Maintenance                 6546  $
                 ------------------------------------------------------------------------------------------------------------------
                 Swimming Pool Maintenance/Contract                      6547  $     1,839
                 ------------------------------------------------------------------------------------------------------------------
                 Snow Removal                                            6548  $     6,253
                 ------------------------------------------------------------------------------------------------------------------
                 Decorating Payroll/Contract                             6560  $
                 ------------------------------------------------------------------------------------------------------------------
                 Decorating Supplies                                     6561  $    65,881
                 ------------------------------------------------------------------------------------------------------------------
                 Other                                                   6570  $       547
                 ------------------------------------------------------------------------------------------------------------------
                 Misc Operating and Maintenance Expenses See Note D      6590  $     2,196
                 ------------------------------------------------------------------------------------------------------------------
                 TOTAL OPERATING AND MAINTENANCE EXPENSES                                     $   278,723
-----------------------------------------------------------------------------------------------------------------------------------

                 Real Estate Taxes                                       6710  $   489,978
                 ------------------------------------------------------------------------------------------------------------------
                 Payroll Taxes (FICA)                                    6711  $
                 ------------------------------------------------------------------------------------------------------------------
                 Miscellaneous Taxes, Licenses and Permits               6719  $     5,434
                 ------------------------------------------------------------------------------------------------------------------
TAXES AND        Property and Liability Insurance (Hazard)               6720  $    32,299
                 ------------------------------------------------------------------------------------------------------------------
INSURANCE        Fidelity Bond Insurance                                 6721  $
                 ------------------------------------------------------------------------------------------------------------------
6700             Workmen's Compensation                                  6722  $
                 ------------------------------------------------------------------------------------------------------------------
                 Health Insurance & Other Employee Benefits              6723  $
                 ------------------------------------------------------------------------------------------------------------------
                 Other Insurance (Specify)                               6729  $
                 ------------------------------------------------------------------------------------------------------------------
                 TOTAL TAXES AND INSURANCE                                                    $   527,711
-----------------------------------------------------------------------------------------------------------------------------------

                 Interest on Bonds Payable                               6810  $ 1,911,366
                 ------------------------------------------------------------------------------------------------------------------
                 Interest on Mortgage Payable                            6820  $
                 ------------------------------------------------------------------------------------------------------------------
FINANCIAL        Interest on Notes Payable (Long-Term)                   6830  $     6,045
                 ------------------------------------------------------------------------------------------------------------------
EXPENSES         Interest on Notes Payable (Short-Term)                  6840  $     5,412
                 ------------------------------------------------------------------------------------------------------------------
6800             Mortgage Insurance Premium/Service Charge               6850  $   130,625
                 ------------------------------------------------------------------------------------------------------------------
                 Miscellaneous Financial Expenses See Note D             6890  $    29,673
                 ------------------------------------------------------------------------------------------------------------------
                 TOTAL FINANCIAL EXPENSES                                                     $ 2,083,121
-----------------------------------------------------------------------------------------------------------------------------------

ELDERLY &        Total Service Expenses-Schedule Attached                6900                $
                 ------------------------------------------------------------------------------------------------------------------
CONGREGATE       Total Cost of Operations Before Depreciation                                 $ 3,375,791
                 ------------------------------------------------------------------------------------------------------------------
SERVICE          PROFIT (LOSS) BEFORE DEPRECIATION                                            $  (662,710)
                 ------------------------------------------------------------------------------------------------------------------
EXPENSES         Depreciation (Total)-6600 (Specify)                     6600                 $   761,252
                 ------------------------------------------------------------------------------------------------------------------
6900             OPERATING PROFIT OR (LOSS)                                                   $(1,423,962)
-----------------------------------------------------------------------------------------------------------------------------------

                 Officer Salaries                                        7110  $
                 ------------------------------------------------------------------------------------------------------------------
CORPORATE OR     Legal Expenses (Entity)                                 7120  $
                 ------------------------------------------------------------------------------------------------------------------
MORTGAGOR        Taxes (Federal-State-Entity)                         7130-32  $
                 ------------------------------------------------------------------------------------------------------------------
ENTITY           Other Expenses (Entity)                                 7190  $   262,090
                 ------------------------------------------------------------------------------------------------------------------
EXPENSES         TOTAL CORPORATE EXPENSES                                                     $   262,090
7100             NET PROFIT OR (LOSS)                                                         $(1,686,052)
-----------------------------------------------------------------------------------------------------------------------------------

Warning: HUD will prosecute false claims and statements. Conviction may result in criminal and/or civil penalties (18 U.S.C. 1001, 1010, 1012; 31 U.S.C. 3729,
3802) Miscellaneous or other Income and Expenses Sub-account Groups. If miscellaneous or other Income and/or expense sub-accounts (5190, 5290, 5490, 5990, 6390, 6590, 6729, 6890, and 7190) exceed the Account Groupings by 10% or more, attach a separate schedule describing or explaining the miscellaneous income or expense.

------------------------------------------------------------------------------------------------------------------------------------

PART II
------------------------------------------------------------------------------------------------------------------------------------


1.  Total principal payments required under the mortgage, even if payments under a Workout
    Agreement are less or more than those required under the mortgage.                         $            N/A
------------------------------------------------------------------------------------------------------------------------------------

2.  Replacement Reserve deposits required by the Regulatory Agreement or Amendments thereto,
    even if payments may be temporarily suspended or waived.                                   $            N/A
-----------------------------------------------------------------------------------------------------------------------------------

3.  Replacement or Painting Reserve releases which are included as expense items on the
    Profit and Loss statement.                                                                 $            N/A
------------------------------------------------------------------------------------------------------------------------------------

4.  Project Improvement Reserve Releases under the Flexible Subsidy Program that are included
    as expense items on this Profit and Loss statement.                                        $            N/A
------------------------------------------------------------------------------------------------------------------------------------

                                           Page 2 of 2                                          Form  HUD-92410

                       See notes to financial statements

                  CRICO of Fountain Place Limited Partnership

               STATEMENT OF PARTNERS' DEFICIT - INCOME TAX BASIS

                          Year ended December 31, 1994



Partners' deficit, beginning,
  as originally stated                   $(5,961,129)

Prior period adjustment                      (70,087)
                                         ------------

Partners' deficit, beginning,
  as restated                             (6,031,216)

Net loss                                  (1,686,052)
                                          -----------

Partners' deficit, end                   $(7,717,268)
                                         ============



                       See notes to financial statements

                  CRICO of Fountain Place Limited Partnership

                   STATEMENT OF CASH FLOWS - INCOME TAX BASIS

                          Year ended December 31, 1994


Cash flows from operating activities
  Net loss                                             $(1,686,052)
  Adjustments to reconcile net loss to net
  cash provided by operating activities
    Depreciation                                           761,252
    Amortization                                           262,090
    Changes in assets and liabilities
      Tenants' security deposits - net                       1,272
      Increase in prepaid insurance                           (411)
      Decrease in accounts payable                         (17,562)
      Increase in accrued mortgage servicing fee           130,625
      Increase in accrued mortgage administration           26,125
      Increase in accrued interest payable                 639,791
      Funds deposited to cash and investments
        held by bond servicer                               (2,833)
      Increase in accounts receivable - tenants             (8,257)
                                                       -----------

          Net cash provided by operating activities        106,040
                                                       -----------

Cash flows from investing activities
  Funds deposited to cash and investments held
    by bond servicer                                       (33,672)
                                                       -----------

          Net cash used in investing activities            (33,672)
                                                       -----------

Cash flows from financing activities
  Payments of assessments payable                          (17,214)
  Payments of capital lease obligation                     (32,078)
                                                       -----------

          Net cash used in financing activities            (49,292)
                                                       -----------

          NET INCREASE IN CASH                              23,076

Cash, beginning                                              6,373
                                                       -----------

Cash, end                                              $    29,449
                                                       ===========

Supplemental disclosure of cash flow information
  Cash paid during the year for interest               $ 1,283,032
                                                       ===========

                       See notes to financial statements

                  CRICO of Fountain Place Limited Partnership

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1994


NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
         POLICIES

  The partnership was formed as a limited partnership under the laws of the State of Minnesota on December 27, 1990 for the purpose of acquiring, owning and operating a rental housing project. The project consists of 332 units located in the City of Eden Prairie, Minnesota and operates under the name of Fountain Place Apartments.

  Income Tax Basis of Accounting
  ------------------------------

  The partnership maintains its accounts and the financial statements have been prepared on the accounting basis used for income tax purposes. Rents received in advance are recognized as income when collected, as opposed to when earned as required by generally accepted accounting principles.

  Investment in Real Estate and Depreciation and Amortization
  -----------------------------------------------------------

  Investment in real estate is carried at cost. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives by use of the straight-line and declining-balance methods.

  Favorable financing is amortized over the remaining life of the bonds by use of the straight-line method.

  Income Taxes
  ------------

  No provision or benefit for income taxes has been included in these financial statements since taxable income or loss passes through to, and is reportable by, the partners individually.

  Provision for Doubtful Accounts
  -------------------------------

  The partnership considers accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is required. If amounts became uncollectible, they will be charged to operations when that determination is made.

                  CRICO of Fountain Place Limited Partnership

                               December 31, 1994


NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
         POLICIES (Continued)

  Rental Income
  -------------

  Rental income is recognized as rentals become due. Rents received in advance are recognized when collected. All leases between the partnership and the tenants of the property are operating leases.


NOTE B - RELATED PARTY TRANSACTIONS

  The general partner of the partnership, CRICO of Fountain Place, Inc., a Delaware corporation, is a related party to the managing general partner of the general partner of the holder of the mortgage loan for the project. On January 1, 1992, CRICO of Iona, Inc. assigned its limited partner interest in the partnership to CRICO Minnesota Holdings, Inc., an affiliated entity.

  Cash and Investments Held by Bond Servicer
  ------------------------------------------

  1.  Mortgage Escrow
      ---------------

  The partnership is required to deposit on a monthly basis an amount equal to one-twelfth of the aggregate annual amount of all real estate taxes to the mortgage escrow account maintained by CRICO Mortgage Company, Inc. (the servicer). The servicer is a related party to the general partner of the partnership.

  2.  Reserve for Replacements
      ------------------------

  The partnership is required to make monthly deposits to the reserve for replacement account maintained by the servicer. The required annual deposits into the reserve for replacement account is $93,233 for 1994 and each year thereafter until such time as the balance in the reserve equals or exceeds $500,000. There-after, no monthly deposits are required unless the balance falls below $500,000.

                  CRICO of Fountain Place Limited Partnership

                               December 31, 1994



NOTE B - RELATED PARTY TRANSACTIONS (Continued)

  2.  Reserve for Replacements (Continued)
      ------------------------

  At December 31, 1994, cash and investments held by the bond servicer consisted of the following:


                          Mortgage
                           Escrow     Reserve for
                          Deposits   Replacements     Total
                         ----------  -------------  ----------

Balance at
    December 31, 1993    $ 137,603       $348,167   $ 485,770
  Deposits                 526,800         93,233     620,033
  Interest income            6,380         12,183      18,563
  Withdrawals
    Real estate taxes     (489,978)             -    (489,978)
    Insurance              (32,963)             -     (32,963)
    Interest                (7,400)             -      (7,400)
    Withdrawals                  -        (71,684)    (71,684)
    Service charges             (6)           (60)        (66)
                         ---------       --------   ---------

                         $ 140,436       $381,839   $ 522,275
                         =========       ========   =========

  Mortgage Payable
  ----------------

  Financing has been provided to the partnership through the issuance of tax-exempt bonds by the City of Eden Prairie, Minnesota in the total amount of $20,900,000, which are evidenced by a mortgage loan agreement with CRITEF, the bondowner, a related party. The maturity date of the mortgage is July 1, 1999. Upon maturity all outstanding principal and interest, including all deferred interest, is due and payable.

  The mortgage note provides for base interest payable at the rate of 9.5% through the maturity date. Primary contingent interest is payable each quarter, at the rate of 1.5% per annum, out of that quarter's net cash flow. In addition, supplemental contingent interest is payable each quarter, at the rate of 5% per annum, out of 50% of that quarter's net cash flow remaining after deduction of primary contingent interest. Unpaid construction period deferred interest, primary contingent interest and supplemental contingent interest is deferred until

                  CRICO of Fountain Place Limited Partnership

                               December 31, 1994


NOTE B - RELATED PARTY TRANSACTIONS (Continued)

  Mortgage Payable (continued)
  ----------------

  the earlier of the sale or refinancing of the project or maturity. The deferred interest has not been recorded on the books of the partnership.

  As of December 31, 1994, the partnership was in default with regard to the mortgage loan agreement due to its inability to generate sufficient cash flow to meet its contractual obligations under this agreement. CRITEF has not exercised its contractual rights and remedies provided under the mortgage. CRITEF has represented that it will not foreclose on the project through January 2, 1996.

  Under agreement with CRITEF, the partnership has paid base interest from available cash flows. Any unpaid base interest shall be deferred until cash flow on subsequent interest payment dates is sufficient for payment or until the earlier of the sale or refinancing of the project or maturity. As of December 31, 1994, accrued base interest was $4,494,367. Interest is accrued on the unpaid base interest at a compounded rate of 9.5%.

  During the year ended December 31, 1994, the partnership only recorded the base interest and did not record interest accrued on the unpaid base interest of $530,614, primary contingent interest of $313,500, and supplemental contingent interest of $1,045,000. At December 31, 1994, interest accrued on the unpaid base interest of $1,002,902, primary and supplemental contingent interest of $7,471,700 and construction period deferred base interest of $4,223,106 has not been recorded. Total interest incurred on the mortgage for the year ended December 31, 1994 is as follows:

                  CRICO of Fountain Place Limited Partnership

                               December 31, 1994



NOTE B - RELATED PARTY TRANSACTIONS (Continued)

  Mortgage Payable (continued)
  ----------------


                                               Currently
                                  Deferred      payable       Total
                                 -----------  ------------  ----------
  Base interest                  $         -  $ 1,911,366   $1,911,366
  Interest on interest               530,614            -      530,614
  Primary contingent interest        313,500            -      313,500
  Supplemental contingent
    interest                       1,045,000            -    1,045,000
                                 -----------  -----------   ----------

  Total interest incurred          1,889,114    1,911,366   $3,800,480
                                                            ==========

  Accrued interest, beginning     10,808,594    3,854,576
  Interest paid                            -   (1,271,575)
                                 -----------

  Accrued interest, ending       $12,697,708  $ 4,494,367
                                 ===========  ===========

  Interest earned on the bonds is exempt from Federal income tax pursuant to the Internal Revenue Code. In accordance with the bond regulatory agreement, the bond proceeds are to finance multifamily housing in which at least 20% of the units in the project are to be occupied by individuals of low or moderate income, as defined in the Internal Revenue Code. In the event that the underlying bonds do not maintain their tax-exempt status, whether by change in law or by noncompliance with the regulatory agreement, repayment of the bonds may be accelerated.

  The liability of the partnership under the mortgage is limited to the underlying value of the real estate collateral, plus other amounts deposited with the lender. As further security on the obligation, the partnership has assigned existing and future rents and leases to the bondowner.

                  CRICO of Fountain Place Limited Partnership

                               December 31, 1994


NOTE B - RELATED PARTY TRANSACTIONS (Continued)

  Mortgage Payable (continued)
  ----------------

  The partnership is required to pay the servicer a mortgage servicing fee equal to 0.625% of the outstanding principal balance of the loan. The fee is payable monthly on each base interest payment date. Any unpaid fees shall be deferred until cash flow on subsequent interest payment dates is sufficient for payment or until the earlier of the sale or refinancing of the project or maturity. As of December 31, 1994, $130,625 has been accrued.

  Other Receivables
  -----------------

  CRICO of Fountain Place II Limited Partnership is an affiliate of the partnership and owns a complex known as Fountain Place Apartments, Phase II. Both the Project and Fountain Place Apartments, Phase II, are managed by the same management company. Certain expenses applicable to both are billed to the management company and paid for collectively. These common charges are primarily allocated on a pro rata basis based on the number of dwelling units. An account has been established on the books of each partnership to record amounts payable to or receivable from the related entity. At December 31, 1994, there were no amounts due from Fountain Place Apartments, Phase II.


NOTE C - CAPITAL LEASE OBLIGATION

  The partnership had assumed leases for washers, dryers and microwaves for a period of five years, commencing upon installation, and had guaranteed the purchase of the equipment for $1 per washers, dryers and microwave.

  The partnership made monthly lease payments of $18 per washer, dryer and microwave. The interest rate charged was 17%. The lease obligation was paid in full in May, 1994 plus the bargain purchase price of $646.

                  CRICO of Fountain Place Limited Partnership

                               December 31, 1994



NOTE D - SCHEDULE TO SUPPORT FORM HUD-92410

  Other Revenue (Account 5990)

  Other revenue consists of the following:

      Key                                      $ 1,293
      Transfer fees                             21,616
      Application                                9,770
      Bad debt recovery                         12,016
      Other                                      2,820
                                               -------

                                               $47,515
                                               =======


  Miscellaneous Operating and Maintenance Expenses (Account 6590)

  Miscellaneous operating and maintenance expenses consists of the following:

    Fire prevention/inspection                 $ 1,886
    Uniforms                                       310
                                               -------

                                               $ 2,196
                                               =======


  Miscellaneous Financial Expenses (Account 6890)

  Miscellaneous financial expenses consists of the following:

    Interest paid on security deposits         $ 3,548
    Administration fee                          26,125
                                               -------

                                               $29,673
                                               =======


  Miscellaneous Administrative Expenses (Account 6390)

  Miscellaneous administrative expenses consists of the following:

    Education                                  $   384
    Miscellaneous                                  893
                                               -------

                                               $ 1,277
                                               =======

                  CRICO of Fountain Place Limited Partnership

                               December 31, 1994



NOTE E - ASSESSMENTS PAYABLE

  Amounts payable to CSM Corporation are for assessments imposed by the taxing authority. The amount is repayable in monthly installments with interest accrued at prime which was 8.5% at December 31, 1994. The balance is due in full on February 1999. The amount paid during 1994 was $23,259 of which $17,214 was applied to principal and $6,045 to interest.


NOTE F - MANAGEMENT AGREEMENT

  The property is managed by CSM Corporation pursuant to a management agreement renewable annually. Management fees are equal to 3.75% of rental income collected. For the year ended December 31, 1994, $100,932 has been charged to operations.


NOTE G - RECLASSIFICATION

  During 1993, goodwill was reclassified to investment in real estate due to changes in current tax laws. Accordingly, prior year tax returns were amended to adjust depreciation expense.

  The cumulative effect to accumulated depreciation and partners' deficit is $70,087 and has been reflected in the accompanying financial statements as a prior period adjustment.